EXHIBIT 99.1


                                                    Contact: Sitrick And Company
                                                             Sandra Sternberg
                                                             Maya Pogoda
                                                             310-788-2850


       Court Approves Settlement to Reconstitute IBC's Board of Directors

         Kansas City, Missouri - January 5, 2007 - The Bankruptcy Court today issued an order approving a settlement that will result in changes in the membership of the Board of Directors of Interstate Bakeries Corporation (IBC) (OTC:IBCIQ.PK). The settlement among the Company and its various constituency groups, which was filed with the Bankruptcy Court last week, implements the Board changes and also resolves certain related issues.

         "With the settlement approved by the Court, the Company and its various constituency groups can continue to work together productively and focus all of their energy on IBC's restructuring efforts," said Tony Alvarez II, chief executive officer of IBC.

         As a result of the Bankruptcy Court decision today, David Pauker and Terry R. Peets will immediately join the reconstituted seven-member Board, which now also consists of Robert Calhoun, an IBC board member since 1991; Michael Anderson, a member of the Board since 1998; William Mistretta and David Weinstein, who were both named to the Board in August 2006. In addition, a new chief executive officer, who will replace Mr. Alvarez, who is currently acting as interim CEO, when hired, will join the Board as its seventh member.

         David Pauker is an experienced restructuring advisor and turnaround manager with 20 years' experience advising financially distressed companies or their creditors in a broad array of industries. Mr. Pauker served most recently as the chief restructuring officer of Refco, Inc. the largest bankruptcy filed during 2005. A managing director of Goldin Associates, L.L.C., he has led many of Goldin's restructuring advisory assignments and acted as chief restructuring officer or interim CEO or COO for numerous underperforming or distressed companies. Mr. Pauker's food industry experience includes a role as CEO during the bankruptcy of Vlasic Foods International, a major food company selling products under the Swanson, Hungry Man, Vlasic and Open Pit brands. He has advised numerous other food companies or their creditors, as well.

         Terry Peets is a senior executive with 30 years' experience in broad areas of food retailing. His responsibilities have included direct management of distribution/logistics; management information systems, manufacturing, retail and non-retail procurement; sales and marketing and store operations. He currently serves as chairman of World Kitchens, Inc., a manufacturer and marketer of consumer kitchen products, and was chairman of Bruno's Supermarkets prior to its acquisition by Ahold USA. Mr. Peets is currently a member of the Board of Directors of Pinnacle Foods Group, Inc.; Ruiz Foods Inc. and Winn-Dixie. He also serves as vice chairman of the City of Hope National Cancer Center and the Beckman Research Institute.

         Departing from the Board are Frank E. Horton, G. Kenneth Baum, Ronald
L. Thompson, Leo Benatar and Richard L. Metrick.

         "I speak for the IBC family in acknowledging and thanking the departing members for their leadership, insight and dedicated service to the IBC Board," Mr. Alvarez said.

About the Company
-----------------

Interstate Bakeries Corporation is one of the nation's largest wholesale bakers and distributors of fresh-baked bread and sweet goods, under various national brand names, including Wonder(R), Baker's Inn(R), Merita(R), Hostess(R) and Drake's(R). The Company is headquartered in Kansas City. Currently, IBC employs more than 25,000 people and operates 45 bakeries, as well as approximately 800 distribution centers and approximately 850 bakery outlets throughout the country.

Cautionary Statement Regarding Forward-Looking Statements and Other Matters
---------------------------------------------------------------------------

Some information contained in this press release may be forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are not historical in nature and include statements that reflect, when made, the Company's views with respect to current events and financial performance. These forward-looking statements can be identified by forward-looking words such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "plan," "could," "should" and "continue" or similar words. These forward-looking statements may also use different phrases. All such forward-looking statements are and will be subject to numerous risks and uncertainties, many of which are beyond our control, that could cause actual results to differ materially from such statements. Factors that could cause actual results to differ materially include, without limitation: the ability of the Company to continue as a going concern; the ability of the Company to obtain court approval with respect to motions in the Chapter 11 proceeding filed by it from time to time; the ability of the Company to operate pursuant to the terms of its DIP financing facility; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 proceeding; risks associated with failing to obtain court approval for one or more extensions to the exclusivity period for the Company to propose and confirm one or more plans of reorganization or with third parties seeking and obtaining court approval to terminate or shorten any such exclusivity period, for the appointment of a Chapter 11 trustee or to convert the Chapter 11 proceeding to a Chapter 7 proceeding; risks associated with the Company's restructuring process, including the risks associated with the failure of its PC review and bakery and route consolidations to achieve the desired results; the ability of the Company to obtain and maintain adequate terms with vendors and service providers; the potential adverse impact of the Chapter 11 proceeding on the Company's liquidity or results of operations; the ability of the Company to finalize, fund and execute its business plan; risks associated with inflationary cost increases in materials, ingredients, energy and employee wages and benefits; risks associated with product price increases, including the risk that such actions will not effectively offset inflationary cost pressures and may adversely impact sales of the Company's products; the effectiveness of the Company's efforts to hedge its exposure to price increases with respect to various ingredients and energy; the ability of the Company to retain, motivate and/or attract key executives and employees; changes in our relationship with employees and the unions that represent them; obligations and uncertainties with respect to a defined benefit pension plan to which we contribute; costs associated with increased contributions to multiple employer or multi-employer pension plans; the impact of any withdrawal liability arising under the Company's multiemployer pension plans as a result of prior actions or current consolidations; changes in general economic and business conditions (including in the bread and sweet goods markets); changes in consumer tastes or eating habits; risks associated with the Company's recent new product introductions, including the success of such new products in achieving and retaining market share, and the Company's ability to expand existing brands; the effectiveness of advertising and marketing spending; any inability to protect and maintain the value of the Company's intellectual property; future product recalls or food safety concerns; actions of competitors, including pricing policy and promotional spending; bankruptcy filings by customers; costs associated with environmental compliance and remediation; actions of governmental entities, including regulatory requirements; the outcome of legal proceedings to which we are or may become a party; business disruption from terrorist acts, our nation's response to such acts and acts of war; and other factors. These statements speak only as of the date of this press release, and we disclaim any intention or obligation to update or revise any forward-looking statements to reflect new information, future events or developments or otherwise, except as required by law. We have provided additional information in our filings with the SEC, which readers are encouraged to review, concerning other factors that could cause actual results to differ materially from those indicated in the forward-looking statements.

Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the Chapter 11 proceeding to each of these liabilities and/or securities. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.